Exhibit 99.1
Saga Communications, Inc.
Reports 4th Quarter and Year End 2005 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — February 28, 2006 — Saga Communications, Inc. (NYSE-SGA) today reported net operating revenue for the twelve month period increased 4.6% over the comparable period in 2004 to $140.8 million, operating income decreased 13.9% to $27.0 million and station operating expense increased 10.0% to $104.4 million (station operating expense includes depreciation and amortization attributable to the stations). Net income decreased 33.3% to $10.6 million ($.51 per fully diluted share) for the year ended December 31, 2005 compared to $15.8 million ($.75 per fully diluted share) for 2004. Free cash flow increased 2.7% to $16.6 million for the year. On a same station basis for the year, net operating revenue decreased 0.9% to $129.7 million, operating income decreased 16.9% to $25.3 million and station operating expense increased 3.2% to $95.1 million.
For the quarter ended December 31, 2005, net operating revenue decreased 1.8% over the comparable period in 2004 to $35.5 million, operating income decreased 40.0% to $5.2 million and station operating expense increased 7.8% to $26.9 million (station operating expense includes depreciation and amortization attributable to the stations). Net income decreased 54.3% to $1.9 million ($.09 per fully diluted share) for the quarter ended December 31, 2005 compared to $4.1 million ($.20 per fully diluted share) for 2004. Free cash flow increased 29.4% to $5.2 million for the quarter. On a same station basis for the quarter, net operating revenue decreased 7.2% to $33.5 million, operating income decreased 42.1% to $5.0 million and station operating expense increased 0.7% to $25.2 million.
The Company recorded $3.9 million and $2.2 million in gross political revenue for the twelve and three month periods ended December 31, 2004 compared to $561 thousand and $326 thousand for the comparable periods in 2005. On a same station basis, excluding political, net revenue increased 1.1% for the year and decreased 2.8% for the quarter due to a $1.3 million decrease in automotive and wireless advertising.

The decrease in net income for the twelve month period reflects a $1.2 million impairment charge related to the goodwill and FCC license values recorded a charge of $2.7 million in losses on the disposal of assets including the disposal of a television tower, and the sale of land in Columbus, and a $3.1 million increase in interest expense. For the quarter ended December 31, 2005 the impairment charge is the same as the full year and the losses incurred on the disposal of assets was $1.2 million and the increase in interest expense was $0.8 million. The sale of the Columbus land resulted in a $0.7 million tax benefit in the 4th quarter as the gain for tax purposes was offset against a capital loss carry forward that was expiring as of the end of the year.
Capital expenditures in the fourth quarter of 2005 were approximately $1.4 million with approximately $0.1 million being spent as a result of acquisitions. For the 2005 fiscal year total capital expenditures were approximately $10.4 million with approximately $2.2 million being spent as a result of acquisitions.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2005 and 2004 acquisitions and dispositions occurred as of January 1, 2004.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 26 markets, including 57 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market. The closing of this transaction is subject to receiving FCC approval. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.

Saga’s fourth quarter and year end 2005 results conference call will be on Tuesday, February 28 at 2:00PM. The dial in number for domestic calls is 877/209-0397. For international callers the number is 612/332-1213. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 818378. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Month Periods
Ended December 31, 2005 and 2004
(amounts in 000’s except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004
Operating Results
Net Operating Revenue	$35,445	$36,082	$140,790	$134,644
Station operating expense	26,947	24,990	104,411	94,914
Corporate general and administrative	2,114	2,405	8,174	8,343
Impairment of intangible assets	1,168	—	1,168	—

Operating income	5,216	8,687	27,037	31,387
Interest expense	2,075	1,306	7,586	4,522
Other (income) expense, net	1,165	(251)	2,668	32

Income before income tax	1,976	7,632	16,783	26,833
Income tax expense	87	3,500	6,217	10,991

Net income	$1,889	$4,132	$10,566	$15,842

Earnings per share
Basic	$0.09	$0.20	$0.52	$0.76

Diluted	$0.09	$0.20	$0.51	$0.75

Weighted average common shares	20,459	20,635	20,482	20,752
Weighted average common shares and common shares equivalents	20,546	20,983	20,675	21,167

Free Cash Flow
Net Income	$1,889	$4,132	$10,566	$15,842
Plus: Depreciation and amortization:
Station	2,350	1,878	8,841	7,054
Corporate	50	50	199	198
Deferred tax provision	(45)	1,063	3,590	4,137
Impairment of intangible assets	1,168	—	1,168	—
Other (income) expense, net	1,165	(251)	2,668	32
Less: Capital expenditures	(1,372)	(2,849)	(10,426)	(11,098)

Free cash flow	$5,205	$4,023	$16,606	$16,165

Balance Sheet Data
Working capital			$22,618	$21,778
Net fixed assets			69,669	66,364
Net intangible assets and other assets			205,434	176,166
Total assets			318,865	280,154
Long term debt (including current portion of $7,000 and $0, respectively)			148,911	121,161
Stockholders’ equity			125,824	117,225

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$35,445	$36,082	$33,483	$36,082	$35,445	$38,045
Station operating expense	26,947	24,990	25,167	24,990	26,947	26,526
Corporate general and administrative	2,114	2,405	2,114	2,405	2,114	2,405
Impairment of intangible assets	1,168	—	1,168	—	1,168	—

Operating income	5,216	8,687	$5,034	$8,687	5,216	9,114

Interest expense	2,075	1,306			2,075	1,639
Other (income) expense, net	1,165	(251)			1,165	(259)
Income tax expense	87	3,500			87	3,539

Net income	$1,889	$4,132			$1,889	$4,195

Earnings per share:
Basic	$0.09	$0.20			$0.09	$0.20

Diluted	$0.09	$0.20			$0.09	$0.20

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$31,357	$32,194	$29,395	$32,194	$31,357	$34,157
Station operating expense	23,514	21,654	21,734	21,654	23,514	23,190
Impairment of intangible assets	890	—	890	—	890	—

Operating income	$6,953	$10,540	$6,771	$10,540	$6,953	$10,967

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$4,088	$3,888	$4,088	$3,888	$4,088	$3,888
Station operating expense	3,433	3,336	3,433	3,336	3,433	3,336
Impairment of intangible assets	278	—	278	—	278	—

Operating income	$377	$552	$377	$552	$377	$552

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	December 31,		December 31,		December 31,
by segment	2005	2004	2005	2004	2005	2004

Radio Segment	$1,894	$1,424	$1,468	$1,424	$1,894	$1,837
Television Segment	456	454	456	454	456	454
Corporate and Other	50	50	50	50	50	50

	$2,400	$1,928	$1,974	$1,928	$2,400	$2,341

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$140,790	$134,644	$129,696	$130,880	$141,803	$142,743
Station operating expense	104,411	94,914	95,076	92,127	105,368	101,741
Corporate general and administrative	8,174	8,343	8,174	8,343	8,174	8,343
Impairment of intangible assets	1,168	—	1,168	—	1,168	—

Operating income	27,037	31,387	$25,278	$30,410	27,093	32,659

Interest expense	7,586	4,522			7,806	5,854
Other expense, net	2,668	32			2,653	(1)
Income tax expense	6,217	10,991			6,160	10,988

Net income	$10,566	$15,842			$10,474	$15,818

Earnings per share:
Basic	$0.52	$0.76			$0.51	$0.75

Diluted	$0.51	$0.75			$0.50	$0.74

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$125,597	$120,191	$114,503	$116,427	$126,610	$128,290
Station operating expense	90,967	82,053	81,632	79,266	91,924	88,880
Impairment of intangible assets	890	—	890	—	890	—

Operating income	$33,740	$38,138	$31,981	$37,161	$33,796	$39,410

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2005	2004	2005	2004	2005	2004

Net operating revenue	$15,193	$14,453	$15,193	$14,453	$15,193	$14,453
Station operating expense	13,444	12,861	13,444	12,861	13,444	12,861
Impairment of intangible assets	278	—	278	—	278	—

Operating income	$1,471	$1,592	$1,471	$1,592	$1,471	$1,592

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
Depreciation and amortization	December 31,		December 31,		December 31,
by segment	2005	2004	2005	2004	2005	2004

Radio Segment	$7,075	$5,337	$5,448	$5,142	$7,305	$7,152
Television Segment	1,766	1,717	1,766	1,717	1,766	1,717
Corporate and Other	199	198	199	198	199	198

	$9,040	$7,252	$7,413	$7,057	$9,270	$9,067

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
As of December 31, 2005
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

Net operating revenue	$32,397	$31,605	$38,000	$37,022	$35,961	$36,071	$35,445	$38,045
Station operating expense	25,281	24,308	27,030	25,401	26,110	25,506	26,947	26,526
Corporate general and administrative	1,778	1,732	2,348	2,279	1,934	1,927	2,114	2,405
Impairment of intangible assets	—	—	—	—	—	—	1,168	—

Operating income	5,338	5,565	8,622	9,342	7,917	8,638	5,216	9,114
Interest expense	1,755	1,428	1,894	1,418	2,082	1,369	2,075	1,639
Other (income) expense, net	57	(1)	1,466	57	(35)	202	1,165	(259)
Income tax expense	1,447	1,623	2,196	3,067	2,430	2,759	87	3,539

Net income	$2,079	$2,515	$3,066	$4,800	$3,440	$4,308	$1,889	$4,195

Earnings per share:
Basic	$0.10	$0.12	$0.15	$0.23	$0.17	$0.20	$0.09	$0.20

Diluted	$0.10	$0.12	$0.15	$0.22	$0.17	$0.20	$0.09	$0.20

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

Net operating revenue	$28,939	$28,451	$34,051	$33,257	$32,263	$32,425	$31,357	$34,157
Station operating expense	21,992	21,272	23,690	22,137	22,728	22,281	23,514	23,190
Impairment of intangible assets	—	—	—	—	—	—	890	—

Operating income	$6,947	$7,179	$10,361	$11,120	$9,535	$10,144	$6,953	$10,967

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Television Segment	2005	2004	2005	2004	2005	2004	2005	2004

Net operating revenue	$3,458	$3,154	$3,949	$3,765	$3,698	$3,646	$4,088	$3,888
Station operating expense	3,289	3,036	3,340	3,264	3,382	3,225	3,433	3,336
Impairment of intangible assets	—	—	—	—	—	—	278	—

Operating income	$169	$118	$609	$501	$316	$421	$377	$552

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and amortization	March 31,		June 30,		September 30,		December 31,
by segment	2005	2004	2005	2004	2005	2004	2005	2004

Radio Segment	$1,791	$1,749	$1,808	$1,781	$1,812	$1,785	$1,894	$1,837
Television Segment	442	415	422	426	446	422	456	454
Corporate and Other	50	49	49	50	50	49	50	50

	$2,283	$2,213	$2,279	$2,257	$2,308	$2,256	$2,400	$2,341

(1)	Pro Forma results assume all acquisitions and dispositions in 2004 and 2005 occurred as of January 1, 2004.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$35,445	($1,962)	$33,483	$36,082	—	$36,082
Station operating expense	26,947	(1,780)	25,167	24,990	—	24,990
Corporate general and administrative	2,114	—	2,114	2,405	—	2,405
Impairment of intangible assets	1,168	—	1,168	—	—	—

Operating income	$5,216	($182)	$5,034	$8,687	—	$8,687

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$31,357	($1,962)	$29,395	$32,194	—	$32,194
Station operating expense	23,514	(1,780)	21,734	21,654	—	21,654
Impairment of intangible assets	890	—	890	—	—	—

Operating income	$6,953	($182)	$6,771	$10,540	—	$10,540

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$4,088	—	$4,088	$3,888	—	$3,888
Station operating expense	$3,433	—	$3,433	$3,336	—	$3,336
Impairment of intangible assets	$278	—	$278	—	—	—

Operating income	$377	—	$377	$552	—	$552

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2005 and 2004
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$140,790	($11,094)	$129,696	$134,644	($3,764)	$130,880
Station operating expense	104,411	(9,335)	95,076	94,914	(2,787)	92,127
Corporate general and administrative	8,174	—	8,174	8,343	—	8,343
Impairment of intangible assets	1,168	—	1,168	—	—	—

Operating income	$27,037	($1,759)	$25,278	$31,387	($977)	$30,410

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$125,597	($11,094)	$114,503	$120,191	($3,764)	$116,427
Station operating expense	90,967	(9,335)	81,632	82,053	(2,787)	79,266
Impairment of intangible assets	890	—	890	—	—	—

Operating income	$33,740	($1,759)	$31,981	$38,138	($977)	$37,161

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2005	Period	2005	2004	Period	2004

Net operating revenue	$15,193	—	$15,193	$14,453	—	$14,453
Station operating expense	13,444	—	13,444	12,861	—	12,861
Impairment of intangible assets	278	—	278	—	—	—

Operating income	$1,471	—	$1,471	$1,592	—	$1,592